Exhibit 99.1

SciQuest Announces First Quarter Results

MORRISVILLE, N.C., April 30, 2015 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the first quarter ended March 31, 2015.

"We delivered solid financial results in the first quarter as we generated revenue and profitability that were at the top of their respective guidance ranges. During the quarter, we continued to execute against our long-term priorities, selling solutions to both new and existing customers while we advanced operational efficiency," said Stephen Wiehe, President and Chief Executive Officer of SciQuest. "We augmented the depth of our broad platform by delivering our latest release and introducing two new features enabled by new partners. During the quarter, Gartner, Inc. recognized us as a 'Leader' in its 2015 Magic Quadrant for Procure-to-Pay Suites for Indirect Procurement report, reinforcing the strength of our technology and high customer satisfaction levels. As a result of our first quarter performance and accomplishments, we are on track to achieve our growth and profitability goals for the year."

First Quarter 2015 Results

SciQuest reported GAAP revenues of $25.9 million for the quarter ended March 31, 2015 compared to $25.4 million in the first quarter of 2014.

GAAP loss from operations in the first quarter of 2015 was $0.5 million compared to GAAP loss from operations of $0.1 million in the first quarter of 2014. GAAP net loss was $0.3 million in the first quarter of 2015 compared to GAAP net income of $0.1 million in the same quarter in the prior year.

GAAP basic net loss per share was $0.01 in the first quarter of 2015 based on 27.6 million weighted average basic shares outstanding. GAAP diluted net income per share in the first quarter of 2014 was breakeven based on 24.5 million weighted average diluted shares outstanding.

Non-GAAP revenues(1) in the first quarter was $26.0 million, roughly in-line with non-GAAP revenues in the prior year. Non-GAAP income from operations(2) in the first quarter of 2015 was $2.2 million compared to non-GAAP income from operations(2) of $3.5 million in the first quarter of 2014. Non-GAAP net income(3) in the first quarter of 2015 was $1.3 million compared to non-GAAP net income(3) in the first quarter of 2014 of $2.1 million.

Non-GAAP diluted net income per share(3) was $0.05 in the first quarter of 2015 based on 27.9 million weighted average diluted shares outstanding. Non-GAAP diluted net income per share(3) in the first quarter of 2014 was $0.09 based on 24.5 million weighted average diluted shares outstanding.

Business Outlook

SciQuest is issuing the following guidance for the second quarter and affirming its full year guidance initially provided on February 5, 2015:

Second Quarter 2015

•	GAAP revenues between $26.3 million and $26.6 million.
•	GAAP basic net loss per share between ($0.01) and ($0.00).
•	Weighted average basic shares outstanding of approximately 27.7 million.
•	Non-GAAP revenues(1) between $26.3 million and $26.6 million.
•	Non-GAAP diluted net income per share(3) between $0.06 and $0.07.
•	Weighted average diluted shares outstanding of approximately 28.0 million.

Full Year 2015

•	GAAP revenues between $105.9 million and $109.9 million.
•	GAAP diluted net income per share between $0.02 and $0.06.
•	Weighted average diluted shares outstanding of approximately 28.0 million.
•	Net cash provided by operating activities between $21.5 million and $23.5 million.
•	Capitalization of software development costs of approximately $6.0 million, purchase of property and equipment of approximately $2.5 million.
•	Non-GAAP revenues(1) between $106.0 million and $110.0 million.
•	Non-GAAP diluted net income per share(3) between $0.29 and $0.33.
•	Adjusted free cash flow(4) between $13.0 million and $15.0 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1) Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.

2) Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation expense; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs.

3) Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation expense; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Non-GAAP net income includes the burden of the tax effect related to these excluded items.

4) Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs, when applicable, less (i) the purchase of property and equipment, (ii)

capitalization of software development costs and (iii) when applicable, tenant improvement credits net of lease exit costs.

Conference Call Information

What:	SciQuest's first quarter results conference call
When:	Thursday April 30, 2015
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 1360-7079

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest's operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest's management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) amortization of intangible assets and acquired software; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, when applicable; and (v) the beneficial income tax effect related to these included items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest's business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) spend management solutions enable procurement, sourcing and financial professionals to focus on strategic decisions that transform business processes. Our feature-rich products and expert services help hundreds of organizations, including leading global companies, drive bottom line results by improving, automating and optimizing their source-to-settle processes.

Learn more about our solutions and how we can help your organization turn spending into savings at www.sciquest.com.

To join the conversation, please visit our blog, The Open Kitchen at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest's possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to achieving growth and profitability goals for the year and all statements in the "Business Outlook" section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, "accelerates", "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in "Part I, Item 1A, Risk Factors" and elsewhere in SciQuest's most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission ("SEC"). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled "Our actual operating results may differ significantly from our guidance", "If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected", "Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results" and "We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth." The company's SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company's website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management's beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of March 31,	As of December 31,
	2015	2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 55,856	$ 59,419
Short-term investments	71,470	71,493
Accounts receivable, net	8,710	12,032
Prepaid expenses and other current assets	2,832	2,666
Deferred tax asset	410	400
Total current assets	139,278	146,010
Property and equipment, net	13,988	13,595
Goodwill	62,532	63,779
Intangible assets, net	22,245	23,846
Deferred commissions	5,771	6,094
Deferred tax asset, less current portion	11,945	11,657
Other	331	234
Total assets	$ 256,090	$ 265,215
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 232	$ 375
Accrued liabilities	7,198	10,051
Deferred revenues	55,356	59,751
Total current liabilities	62,786	70,177
Deferred revenues, less current portion	10,040	11,350
Deferred rent, less current portion	1,995	2,027
Stockholders' equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,584 and 27,574 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	28	28
Additional paid-in capital	205,605	204,065
Accumulated other comprehensive loss	(4,698)	(3,055)
Accumulated deficit	(19,666)	(19,377)
Total stockholders' equity	181,269	181,661
Total liabilities and stockholders' equity	$ 256,090	$ 265,215

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands except per share amounts)

	Three Months Ended March 31,
	2015	2014
	(unaudited)

Revenues	$ 25,941	$ 25,407
Cost of revenues (1)(2)	8,328	7,670
Gross profit	17,613	17,737
Operating expenses: (1)
Research and development	7,072	6,927
Sales and marketing	7,006	6,960
General and administrative	3,349	3,110
Amortization of intangible assets	735	797
Total operating expenses	18,162	17,794
Loss from operations	(549)	(57)
Other (expense) income, net:
Interest income	150	6
Other (expense) income, net	(188)	(9)
Total other (expense) income, net	(38)	(3)
Loss before income taxes	(587)	(60)
Income tax benefit	298	126
Net (loss) income	$ (289)	$ 66

Other comprehensive loss:
Foreign currency translation adjustments	(1,643)	(757)
Comprehensive loss	$ (1,932)	$ (691)

Net (loss) income per share
Basic	$ (0.01)	$ 0.00
Diluted	$ (0.01)	$ 0.00

Weighted average shares outstanding used in computing per share amounts
Basic	27,584	23,908
Diluted	27,584	24,499

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended March 31,
	2015	2014
	(unaudited)
Cost of revenues	$ 185	$ 163
Research and development	128	180
Sales and marketing	370	362
General and administrative	786	758
	$ 1,469	$ 1,463

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$ 917	$ 558
Amortization of acquired software:	497	520
	$ 1,414	$ 1,078

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2015	2014
	(unaudited)
Cash flows from operating activities
Net (loss) income	$ (289)	$ 66

Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	2,889	2,485
Stock-based compensation expense	1,469	1,463
Deferred taxes	(298)	(86)
Changes in operating assets and liabilities:
Accounts receivable	3,274	3,017
Prepaid expense and other current assets	(181)	805
Deferred commissions and other assets	216	418
Accounts payable	(143)	(392)
Accrued liabilities	(3,076)	(6,521)
Deferred revenues	(5,561)	(3,101)
Deferred rent	(32)	--
Net cash used in operating activities	(1,732)	(1,846)
Cash flows from investing activities
Addition of capitalized software development costs	(1,483)	(1,308)
Purchase of property and equipment	(736)	(174)
Purchase of short-term investments	(32,478)	--
Maturities of short-term investments	32,500	--
Net cash used in investing activities	(2,197)	(1,482)
Cash flows from financing activities
Proceeds from exercise of common stock options	71	292
Proceeds from employee stock purchase plan activity	272	--
Net cash provided by financing activities	343	292
Effect of exchange rate change on cash and cash equivalents	23	(14)
Net decrease in cash and cash equivalents	(3,563)	(3,050)
Cash and cash equivalents at beginning of the period	59,419	19,117
Cash and cash equivalents at end of the period	$ 55,856	$ 16,067

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net (Loss) Income to Non-GAAP Net Income:	Three Months Ended March 31,
	2015	2014
Net (loss) income	$ (289)	$ 66
Purchase accounting deferred revenue adjustment	28	747
Amortization of intangible assets	735	797
Amortization of acquired software	497	520
Stock-based compensation	1,469	1,463
Tax effect of adjustments	(1,132)	(1,476)
Non-GAAP net income	$ 1,308	$ 2,117

Non-GAAP net income per share:
Basic	$ 0.05	$ 0.09
Diluted	$ 0.05	$ 0.09

Weighted average shares outstanding used in computing per share amounts:
Basic	27,584	23,908
Diluted	27,889	24,499

Reconciliation of Loss from Operations to Non-GAAP Income from Operations:	Three Months Ended March 31,
	2015	2014
Loss from operations	$ (549)	$ (57)
Purchase accounting deferred revenue adjustment	28	747
Amortization of intangible assets	735	797
Amortization of acquired software	497	520
Stock-based compensation	1,469	1,463
Non-GAAP income from operations	$ 2,180	$ 3,470

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended March 31,
	2015	2014
Operating expenses	$ 18,162	$ 17,794
Amortization of intangible assets	(735)	(797)
Stock-based compensation	(1,284)	(1,300)
Non-GAAP operating expenses	$ 16,143	$ 15,697

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Net Cash Used in Operating Activities to Adjusted Free Cash Flow:	Three Months Ended March 31,
	2015	2014
Net cash used in operating activities	$ (1,732)	$ (1,846)
Purchase of property and equipment	(736)	(174)
Capitalization of software development costs	(1,483)	(1,308)
Free cash flow	(3,951)	(3,328)
Acquisition related costs	--	3,600
Adjusted free cash flow	$ (3,951)	$ 272

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended March 31,
	2015	2014
Revenues	$ 25,941	$ 25,407
Purchase accounting deferred revenue adjustment	28	747
Non-GAAP Revenues	$ 25,969	$ 26,154

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended March 31,
	2015	2014
Cost of revenues	$ 8,328	$ 7,670
Amortization of acquired software	(497)	(520)
Stock-based compensation	(185)	(163)
Non-GAAP Cost of revenues	$ 7,646	$ 6,987

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended March 31,
	2015	2014
Research and development	$ 7,072	$ 6,927
Stock-based compensation	(128)	(180)
Non-GAAP Research and development	$ 6,944	$ 6,747

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended March 31,
	2015	2014
Sales and marketing	$ 7,006	$ 6,960
Stock-based compensation	(370)	(362)
Non-GAAP Sales and marketing	$ 6,636	$ 6,598

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)
Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended March 31,
	2015	2014
General and administrative	$ 3,349	$ 3,110
Stock-based compensation	(786)	(758)
Non-GAAP General and administrative	$ 2,563	$ 2,352

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended March 31,
	2015	2014
Amortization of intangible assets	$ 735	$ 797
Amortization of intangible assets	(735)	(797)
Non-GAAP Amortization of intangible assets	$ --	$ --

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:	Three Months Ended June 30, 2015		Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$ 26,300	$ 26,600	$ 105,900	$ 109,900
Purchase accounting deferred revenue adjustment	--	--	100	100
Non-GAAP revenues	$ 26,300	$ 26,600	$ 106,000	$ 110,000

Reconciliation of (Loss) Earnings per Share Outlook to Non-GAAP Earnings per Share Outlook:	Three Months Ended June 30, 2015		Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
(Loss) Earnings per Share	$ (0.01)	$ --	$ 0.02	$ 0.06
Purchase accounting deferred revenue adjustment per share	--	--	--	--
Amortization of intangible assets per share and acquired software per share	0.05	0.05	0.18	0.18
Stock-based compensation per share	0.06	0.06	0.25	0.25
Tax effect of adjustments per share	(0.04)	(0.04)	(0.16)	(0.16)
Non-GAAP earnings per share	$ 0.06	$ 0.07	$ 0.29	$ 0.33

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:			Twelve Months Ended December 31, 2015
			Low end of Range	High end of Range
Net cash provided by operating activities			$ 21,500	$ 23,500
Capitalization of software development costs			(6,000)	(6,000)

Purchase of property and equipment	(2,500)	(2,500)
Adjusted free cash flow	$ 13,000	$ 15,000

CONTACT: SciQuest Media contact:

         SciQuest, Inc.

         Roberta Patterson, 919-659-2230

         rpatterson@SciQuest.com

         fama PR for SciQuest

         Dan Gaffney, 617-986-5036

         sciquest@famapr.com

         SciQuest Investor contact:

         Jamie Andelman

         SciQuest, Inc.

         919-659-2322

         jandelman@sciquest.com